      Filed with the Securities and Exchange Commission on July 21, 2006


         Registration No. 333-71654 Investment Company Act No. 811-5438

================================================================================
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                   FORM N-4

                            REGISTRATION STATEMENT
                                     UNDER
                          THE SECURITIES ACT OF 1933

                        Post-Effective Amendment No. 13

                                      and
                            REGISTRATION STATEMENT
                                     UNDER
                      THE INVESTMENT COMPANY ACT OF 1940

                               Amendment No. 152


        AMERICAN SKANDIA LIFE ASSURANCE CORPORATION VARIABLE ACCOUNT B
                          (Exact Name of Registrant)

                  AMERICAN SKANDIA LIFE ASSURANCE CORPORATION
                              (Name of Depositor)

                ONE CORPORATE DRIVE, SHELTON, CONNECTICUT 06484
             (Address of Depositor's Principal Executive Offices)

                                (203) 926-1888
                        (Depositor's Telephone Number)

                    JOSEPH D. EMANUEL, CHIEF LEGAL OFFICER
                One Corporate Drive, Shelton, Connecticut 06484
              (Name and Address of Agent for Service of Process)

                                   Copy To:

                              LAURA KEALEY, ESQ.
                     VICE PRESIDENT AND CORPORATE COUNSEL
                One Corporate Drive, Shelton, Connecticut 06484
                                (203) 944-5477

Approximate Date of Proposed Sale to the Public:

It is proposed that this filing become effective: (check appropriate space)

[_]immediately upon filing pursuant to paragraph (b) of Rule 485


[_]on __________ pursuant to paragraph (b) of Rule 485



[X]60 days after filing pursuant to paragraph (a) (1) of Rule 485


[_]on __________ pursuant to paragraph (a) (1) of Rule 485

[_]75 days after filing pursuant to paragraph (a) (2) of Rule 485

[_]on __________ pursuant to paragraph (a) (2) of Rule 485

If appropriate, check the following box:

[_]This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

                     Title of Securities Being Registered:
   Units of interest in Separate Accounts under variable annuity contracts.

================================================================================

AS Apex II

APEX II

                                     Note:

Registrant is filing this Post-Effective Amendment No. 13 to the Registration Statement No. 333-71654 for the purpose of including in the Registration Statement a Prospectus Supplement, which adds an additional optional benefit to the variable annuity contract described in the registration statement. The Statement of Additional Information and Part C that were filed as part of Post-Effective Amendment No. 12 filed with the SEC on April 21, 2006, are hereby incorporated by reference. However, financial statements for the depositor and the registrant will be included in a subsequent post-effective amendment. Other than as set forth herein, this Post-Effective Amendment to the Registration Statement does not amend or delete any other part of the Registration Statement.

                 Supplement to Prospectuses Dated May 1, 2006
                      Supplement dated November 20, 2006

Supplement dated November 20, 2006 to the May 1, 2006 Prospectuses for the following annuity products: American Skandia Advisor Plan/SM/ III, American Skandia APEX(R) II, American Skandia XTra Credit/SM/ SIX and American Skandia LifeVest(R) II, as previously supplemented (the "Prospectuses").

This Supplement should be read and retained with the current Prospectus for your annuity contract issued by American Skandia Life Assurance Corporation ("American Skandia"). This Supplement is intended to update certain information in the Prospectus for the variable annuity you own, and is not intended to be a prospectus or offer for any other variable annuity listed here that you do not own. If you would like another copy of the current Prospectus, please contact American Skandia at 1-800-752-6342.

We are issuing this supplement to describe in the Prospectus for the above-referenced annuity products a new living benefit program and a change to the CDSC schedule with respect to American Skandia XTra Credit SIX. These changes will be effective on or about November 20, 2006, unless specifically stated otherwise.

1. NEW INSURANCE FEATURE

   We are adding the Highest Daily Lifetime Five SM Income Benefit ("Highest Daily Lifetime Five"), that guarantees until the death of a single designated life the ability to withdraw an annual amount equal to a percentage of an initial principal value regardless of the impact of market performance on the Account Value. As a result, the following revisions are made to the Prospectus:

    A. The following information has been added to "YOUR OPTIONAL BENEFIT FEES AND CHARGES" table in the "Summary of Contract Fees and Charges" section of the Prospectus:

                                                             TOTAL      TOTAL    TOTAL     TOTAL
                                               OPTIONAL      ANNUAL     ANNUAL  ANNUAL     ANNUAL
                                               BENEFIT       CHARGE     CHARGE  CHARGE     CHARGE
                                                 FEE/         for        for      for       for
                                                CHARGE      ASAPIII*   APEX II* ASL II*     XT6*
                                             ------------- ----------- -------- ------- ------------
HIGHEST DAILY LIFETIME FIVE INCOME BENEFIT**
                                             0.60% of       1.85% in     2.25%   2.25%    2.25% in
                                             average daily   Annuity                      Annuity
                                             net assets of Years 1-8;                   Years 1-10;
                                             the Sub-       1.25% in                      1.25% in
                                             accounts        Annuity                      Annuity
                                                           Years 9 and                  Years 11 and
                                                              later                        later

* The Total Annual Charge includes the Insurance Charge and Distribution Charge (if applicable) assessed against the average daily net assets allocated to the Sub-accounts. If you elect more than one optional benefit, the Total Annual Charge would be increased to include the charge for each optional benefit.
** This optional benefit is not available under the Qualified BCO.

B. The Highest Daily Lifetime Five program is not available if you elect any other optional living benefit, therefore all references in the Prospectus that reflect the availability of the optional living benefits are revised accordingly.

C. The following description of the new optional living benefit is added as the last section under "Living Benefit Programs" in the Prospectus:

HIGHEST DAILY LIFETIME FIVE INCOME BENEFIT
(HIGHEST DAILY LIFETIME FIVE)

The Highest Daily Lifetime Five program described below is only being offered in those jurisdictions where we have received regulatory approval and will be offered subsequently in other jurisdictions when we receive regulatory approval in those jurisdictions. Certain terms and conditions may differ between jurisdictions once approved. Currently, if you elect Highest Daily Lifetime Five and subsequently terminate the benefit, you will not be able to re-elect Highest Daily Lifetime Five, and will have a waiting period until you can elect Spousal Lifetime Five or Lifetime Five. We reserve the right to further limit the election frequency in the future. The income benefit under Highest Daily Lifetime Five currently is based on a single "designated life" who is at least 55 years old on the date that the benefit is acquired. The Highest Daily Lifetime Five Benefit is not available if you elect any other optional living benefit, although you may elect an optional death benefit. As long as your Highest Daily Lifetime Five Benefit is in effect, you must allocate your Account Value in accordance with the then-permitted and available investment option(s) with this program.

We offer a benefit that guarantees until the death of the single designated life the ability to withdraw an annual amount (the "Highest Daily Life Income Benefit") equal to a percentage of an initial principal value (the "Protected Withdrawal Value") regardless of the impact of market performance on the Account Value, subject to our program rules regarding the timing and amount of withdrawals. The Highest Daily Life Income Benefit may remain in effect even if the Account Value is zero. The benefit may be appropriate if you intend to make periodic withdrawals from your Annuity, and wish to ensure that market performance will not affect your ability to receive annual payments. You are not required to make withdrawals as part of the program -- the guarantees are not lost if you withdraw less than the maximum allowable amount each year under the rules of the benefit.

KEY FEATURE -- Protected Withdrawal Value

The Protected Withdrawal Value is used to determine the amount of the annual payments under the Highest Daily Life Income Benefit. The Protected Withdrawal Value initially is equal to the Account Value on the date that you elect Highest Daily Lifetime Five. On each business day thereafter, until the earlier of the first withdrawal or ten years after the date of your election of the benefit, we recalculate the Protected Withdrawal Value. Specifically, on each such business day (the "Current Valuation Day"), the Protected Withdrawal Value is equal to the greater of:

  . the Protected Withdrawal Value for the immediately preceding business day (the "Prior Valuation Day"), appreciated at the daily equivalent of 5% annually during the calendar day(s) between the Prior Valuation Day and the Current Valuation Day (i.e., one day for successive business days, but more than one calendar day for business days that are separated by weekends and/or holidays), plus the amount of any Purchase Payment (including any associated credit with respect to XT6) made on the Current Valuation Day; and

  .   the Account Value.

We cease these daily calculations of the Protected Withdrawal Value when you make your first withdrawal. However, as discussed below, subsequent Purchase Payments (and any associated credits for XT6 only) will increase the amount we guarantee to pay annually under the Highest Daily Life Income Benefit (the "Highest Daily Annual Income Amount"), while "excess" withdrawals (as described below) may decrease the Highest Daily Annual Income Amount.

KEY FEATURE -- Highest Daily Annual Income Amount under the Highest Daily Lifetime Five Benefit

The initial Highest Daily Annual Income Amount is equal to 5% of the Protected Withdrawal Value. Under the Highest Daily Lifetime Five benefit, if your cumulative withdrawals in an Annuity Year are less than or equal to the Highest Daily Annual Income Amount, they will not reduce your Highest Daily Annual Income Amount in subsequent Annuity Years, but any such withdrawals will reduce the Highest Daily Annual Income Amount on a dollar-for-dollar basis in that Annuity Year. If your cumulative withdrawals are in excess of the Highest Daily Annual Income Amount ("Excess Income"), your Highest Daily Annual Income Amount in subsequent years will be reduced (except with regard to required minimum distributions) by the result of the ratio of the Excess Income to the Account Value immediately prior to such withdrawal (see examples of this calculation below). Reductions include the actual amount of the withdrawal, including any CDSC that may apply. A Purchase Payment that you make will increase the then-existing Highest Daily Annual Income Amount by an amount equal to 5% of the Purchase Payment (including, with respect to XT6, the amount of any associated Credits).

An automatic step-up feature ("Highest Quarterly Auto Step-Up") is included as part of this benefit. As detailed in this paragraph, the Highest Quarterly Auto Step-Up feature can result in a larger Highest Daily Annual Income Amount if your Account Value increases subsequent to your first withdrawal. We begin examining the Account Value for purposes of this feature starting with the anniversary of the Issue Date of the Annuity (the "Annuity Anniversary") immediately after your first withdrawal under the benefit. Specifically, upon the first such Annuity Anniversary, we identify the Account Value on the business days corresponding to the end of each quarter that (i) is based on your Annuity Year, rather than a calendar year; (ii) is subsequent to the first withdrawal; and (iii) falls within the immediately preceding Annuity Year. If the end of any such quarter falls on a holiday or a weekend, we use the next business day. We multiply each of those quarterly Account Values by 5%, adjust each such quarterly value for subsequent withdrawals and purchase payments, and then select the highest of those values. If the highest of those values exceeds the existing Highest Daily Annual Income Amount, we replace the existing amount with the new, higher amount. Otherwise, we leave the existing Highest Daily Annual Income Amount intact. In later years, we determine whether an automatic step-up should occur on each Annuity Anniversary, by performing a similar examination of the Account Values on the end of the four immediately preceding quarters. If, on the date that we implement a Highest Quarterly Auto Step-Up to your Highest Daily Annual Income Amount, the charge for Highest Daily Lifetime Five has changed for new purchasers, you may be subject to the new charge at the time of such step-up. Prior to increasing your charge for Highest Daily Lifetime Five upon a step-up, we would notify you, and give you the opportunity to cancel the automatic step-up feature.

The Highest Daily Lifetime Five program does not affect your ability to make withdrawals under your annuity, or limit your ability to request withdrawals that exceed the Highest Daily Annual Income Amount. Under Highest Daily Lifetime Five, if your cumulative withdrawals in an Annuity Year are less than or equal to the Highest Daily Annual Income Amount, they will not reduce your Highest Daily Annual Income Amount in subsequent Annuity Years, but any such withdrawals will reduce the Highest Daily Annual Income Amount on a dollar-for-dollar basis in that Annuity Year.

If, cumulatively, you withdraw an amount less than the Highest Daily Annual Income Amount in any Annuity Year, you cannot carry-over the unused portion of the Highest Daily Annual Income Amount to subsequent Annuity Years.

Examples of dollar-for-dollar and proportional reductions, and the Highest Quarterly Step-Up are listed below. The values set forth here are purely hypothetical, and do not reflect the charges for the Highest Daily Lifetime Five benefit or any other fees and charges. Assume the following for all three examples:

  .   The Issue Date is December 1, 2006

  .   The Highest Daily Lifetime Five benefit is elected on March 5, 2007.

Dollar-for-dollar reductions

On May 2, 2007, the Protected Withdrawal Value is $120,000, resulting in a Highest Daily Annual Income Amount of $6,000 (5% of $120,000). Assuming $2,500 is withdrawn from the Annuity on this date, the remaining Highest Daily Annual Income Amount for that Annuity Year (up to and including December 1, 2007) is $3,500. This is the result of a dollar-for-dollar reduction of the Highest Daily Annual Income Amount -- $6,000 less $2,500 = $3,500.

Proportional reductions

Continuing the previous example, assume an additional withdrawal of $5,000 occurs on August 6, 2007 and the Account Value at the time of withdrawal is $110,000. The first $3,500 of this withdrawal reduces the Highest Daily Annual Income Amount for that Annuity Year to $0. The remaining withdrawal amount -- $1,500 - reduces the Highest Daily Annual Income Amount in future Annuity Years on a proportional basis based on the ratio of the excess withdrawal to the Account Value immediately prior to the excess withdrawal.

Here is the calculation:

        Account Value before withdrawal                     $110,000.00
        Less amount of "non" excess withdrawal             -$  3,500.00
        Account Value immediately before excess
          withdrawal of $1,500                              $106,500.00

        Excess withdrawal amount                            $  1,500.00
        Divided by Account Value immediately before
          excess withdrawal                                 $106,500.00
        Ratio                                                      1.41%

        Annual Income Amount                                $  6,000.00
        Less ratio of 1.41%                                -$     84.51
        Annual Income Amount for future Annuity Years       $  5,915.49

Highest Quarterly Step-Up

On each Annuity Anniversary date, the Highest Daily Annual Income Amount is stepped-up if 5% of the highest quarterly value since your first withdrawal (or last Annuity Anniversary in subsequent years), adjusted for excess withdrawals and additional Purchase Payments, is higher than the Highest Daily Annual Income Amount, also adjusted for excess withdrawals and additional Purchase Payments.

Continuing the same example as above, the Highest Daily Annual Income Amount for this Annuity Year is $6,000. However, the excess withdrawal on August 6 reduces this amount to $5,915.49 for future years (see above). For the next Annuity Year, the Highest Daily Annual Income Amount will be stepped-up if 5% of the highest quarterly Account Value, adjusted for withdrawals, is higher than $5,915.49. Here are the calculations for determining the quarterly values. Only the June 1 value is being adjusted for excess withdrawals as the September 1 and December 1 Valuation Days occur after the excess withdrawal on August 6.

                                                            Adjusted Highest
                                      Highest Quarterly    Daily Annual Income
                                    Value (adjusted with    Amount (5% of the
                                   withdrawal and Purchase  Highest Quarterly
Date*                Account value       Payments)**             Value)
-----                ------------- ----------------------- -------------------
June 1, 2007          $118,000.00        $118,000.00            $5,900.00
August 6, 2007        $120,000.00        $112,885.55            $5,644.28
September 1, 2007     $112,000.00        $112,885.55            $5,644.28
December 1, 2007      $119,000.00        $119,000.00            $5,950.00

* In this example, the Annuity Anniversary date is December 1. The quarterly valuation dates are every three months thereafter - March 1, June 1, September 1, and December 1. In this example, we do not use the March 1 date as the first withdrawal took place after March 1. The Annuity Anniversary Date of December 1 is considered the fourth and final quarterly valuation date for the year.

** In this example, the first quarterly value after the first withdrawal is $118,000 on June 1, yielding an adjusted Highest Daily Annual Income Amount of $5,900.00. This amount is adjusted on August 6 to reflect the $5,000 withdrawal. The calculations for the adjustments are:

  . The Account Value of $118,000 on June 1 is first reduced dollar-for-dollar by $3,500 ($3,500 is the remaining Highest Daily Annual Income Amount for the Annuity Year), resulting in an adjusted Account Value of $114,500 before the excess withdrawal.

  . This amount ($114,500) is further reduced by 1.41% (this is the ratio in the above example which is the excess withdrawal divided by the Account Value immediately preceding the excess withdrawal) resulting in a Highest Quarterly Value of $112,885.55.

The adjusted Highest Daily Annual Income Amount is carried forward to the next quarterly anniversary date of September 1. At this time, we compare this amount to 5% of the Account Value on September 1. Since the June 1 adjusted Highest Daily Annual Income Amount of $5,644.28 is higher than $5,600.00 (5% of $112,000), we continue to carry $5,644.28 forward to the next and final quarterly anniversary date of December 1. The Account Value on December 1 is $119,000 and 5% of this amount is $5,950. Since this is higher than $5,644.28, the adjusted Highest Daily Annual Income Amount is reset to $5,950.00

In this example, 5% of the December 1 value yields the highest amount of $ 5,950.00. Since this amount is higher than the current year's Highest Daily Annual Income Amount of $5,915.49 adjusted for excess withdrawals, the Highest Daily Annual Income Amount for the next Annuity Year, starting on December 2, 2007 and continuing through December 1, 2008, will be stepped-up to $5,950.00.

BENEFITS UNDER THE HIGHEST DAILY LIFETIME FIVE PROGRAM

  . To the extent that your Account Value was reduced to zero as a result of cumulative withdrawals that are equal to or less than the Highest Daily Annual Income Amount and amounts are still payable under the Highest Daily Life Income Benefit, we will make an additional payment, if any, for that Annuity Year equal to the remaining Highest Daily Annual Income Amount for the Annuity Year. Thus, in that scenario, the remaining Highest Daily Annual Income Amount would be payable even though your Account Value was reduced to zero. In subsequent Annuity Years we make payments that equal the Highest Daily Annual Income Amount as described in this section. We will make payments until the death of the single designated life. To the extent that cumulative withdrawals in the current Annuity Year that reduced your Account Value to zero are more than the Highest Daily Annual Income Amount, the Highest Daily Lifetime Five benefit terminates, and no additional payments will be made.

  . If Annuity payments are to begin under the terms of your Annuity, or if you decide to begin receiving Annuity payments and there is a Highest Daily Annual Income Amount due in subsequent Annuity Years, you can elect one of the following two options:

       (1) apply your Account Value to any Annuity option available; or

       (2) request that, as of the date Annuity payments are to begin, we make Annuity payments each year equal to the Highest Daily Annual Income Amount. We will make payments until the death of the single designated life.

We must receive your request in a form acceptable to us at our office.

In the absence of an election when mandatory annuity payments are to begin, we will make annual annuity payments in the form of a single life fixed annuity with ten payments certain, by applying the greater of the annuity rates then currently available or the annuity rates guaranteed in your Annuity. The amount that will be applied to provide such Annuity payments will be the greater of:

       (1) the present value of the future Highest Daily Annual Income Amount payments. Such present value will be calculated using the greater of the single life fixed annuity rates then currently available or the single life fixed annuity rates guaranteed in your Annuity; and

       (2) the Account Value.

  . If no withdrawal was ever taken, we will determine the Protected Withdrawal Value and calculate the Highest Daily Annual Income Amount as if you made your first withdrawal on the date the annuity payments are to begin.

Other Important Considerations

  . Withdrawals under the Highest Daily Lifetime Five benefit are subject to all of the terms and conditions of the Annuity, including any CDSC.

  . Withdrawals made while the Highest Daily Lifetime Five program is in effect will be treated, for tax purposes, in the same way as any other withdrawals under the Annuity. The Highest Daily Lifetime Five program does not directly affect the Account Value or surrender value, but any withdrawal will decrease the Account Value by the amount of the withdrawal (plus any applicable CDSC). If you surrender your Annuity you will receive the current surrender value.

  . You can make withdrawals from your Annuity while your Account Value is greater than zero without purchasing the Highest Daily Lifetime Five benefit. The Highest Daily Lifetime Five benefit provides a guarantee that if your Account Value declines due to market performance, you will be able to receive your Highest Daily Annual Income Amount in the form of periodic benefit payments. You must allocate your Account Value in accordance with the then available investment option(s) that we may permit in order to elect and maintain the Highest Daily Lifetime Five benefit.

Election of and Designations under the Program

For Highest Daily Lifetime Five, there must be either a single Owner who is the same as the Annuitant, or if the Annuity is entity-owned, there must be a single natural person Annuitant. In either case, the Annuitant must be at least 55 years old.

Any change of the Annuitant under the Annuity will result in cancellation of Highest Daily Lifetime Five. Similarly, any change of Owner will result in cancellation of Highest Daily Lifetime Five, except if (a) the new Owner has the same taxpayer identification number as the previous owner (b) both the new Owner and previous Owner are entities or (c) the previous Owner is a natural person and the new Owner is an entity.

Highest Daily Lifetime Five can be elected at the time that you purchase your Annuity. However, with respect to XT6, you may elect this benefit at the time you purchase your Annuity only if the CDSC schedule for XT6 Annuities issued on or after November 20, 2006 applies. (See "Summary of Contract Fees and Charges" section of the Prospectus and section 2 of this Supplement). We also offer existing owners the option to elect Highest Daily Lifetime Five after the Issue Date, subject to our eligibility rules and restrictions. However, for existing Owners of XT6 whose Annuities are subject to the CDSC schedule for Annuities issued prior to November 20, 2006, this benefit may only be elected on or after the first anniversary of the Issue Date.

Currently, if you terminate the Highest Daily Lifetime Five benefit, you will
(a) not be permitted to re-elect the benefit and (b) will be allowed to elect the Spousal Lifetime Five Benefit or the Lifetime Five Income Benefit on any anniversary of the Issue Date that is at least 90 calendar days from the date the Highest Daily Lifetime Five Benefit was terminated. We reserve the right to further limit the election frequency in the future. Before making any such change to the election frequency, we will provide prior notice to Owners who have an effective Highest Daily Lifetime Five benefit.

Termination of the Program

You may terminate the benefit at any time by notifying us. If you terminate the benefit, any guarantee provided by the benefit will terminate as of the date the termination is effective, and certain restrictions on re-election will apply as described above. We reserve the right to further limit the frequency election in the future. The benefit terminates: (i) upon your termination of the benefit (ii) upon your surrender of the Annuity (iii) upon your election to begin receiving annuity payments (iv) upon the death of the designated life
(v) if both the Account Value and Highest Daily Annual Income Amount equal zero or (vi) if you fail to meet our requirements for issuing the benefit.

Upon termination of Highest Daily Lifetime Five, we cease deducting the charge for the benefit. With regard to your investment allocations, upon termination we will: (i) leave intact amounts that are held in the variable investment options, and (ii) transfer all amounts held in the Benefit Fixed Rate Account (as defined below) to your variable investment options, based on your existing allocation instructions or otherwise pro rata (i.e. in the same proportion as the current balances in your variable investment options).

Asset Transfer Component of Highest Daily Lifetime Five

As indicated above, we limit the sub-accounts to which you may allocate Account Value if you elect Highest Daily Value Lifetime Five. For purposes of this benefit, we refer to those permitted sub-accounts as the "Permitted Sub-accounts". As a requirement of participating in Highest Daily Lifetime Five, we require that you participate in our specialized asset transfer program, under which we may transfer Account Value between the Permitted Sub-accounts and a fixed interest rate account that is part of our general account (the "Benefit Fixed Rate Account"). We determine whether to make a transfer, and the amount of any transfer, under a non-discretionary formula, discussed below. The Benefit Fixed Rate Account is available only with this benefit, and thus you may not allocate purchase payments to that Account.

Under the asset transfer component of Highest Daily Lifetime Five, we monitor your Account Value daily and, if necessary, systematically transfer amounts between the Permitted Sub-accounts you have chosen and the Benefit Fixed Rate Account. Any transfer would be made in accordance with a formula, which is set forth in the schedule supplement to the rider for this benefit. We do not exercise any discretion under the formula. Specifically, each Valuation Day, the formula compares your variable Account Value, your projected Highest Daily Annual Income Amount, and other factors, relative to certain "reallocation triggers" to determine whether Account Value must be transferred to or from the Benefit Fixed Rate Account. While you are not notified when your

Annuity reaches a reallocation trigger, you will receive a confirmation statement indicating the transfer of a portion of your Account Value either to or from the Benefit Fixed Rate Account. The formula by which the reallocation triggers operate is designed primarily to mitigate the financial risks that we incur in providing the guarantee under Highest Daily Lifetime Five.

Depending on the results of the calculation relative to the reallocation triggers, we may, on any day:

   .   Not make any transfer; or

   . If a portion of your Account Value was previously allocated to the Benefit Fixed Rate Account, transfer all or a portion of those amounts to the Permitted Sub-accounts, based on your existing allocation instructions or otherwise pro rata (i.e., in the same proportion as the current balances in your variable investment options). Amounts taken out of the Benefit Fixed Rate Account will be withdrawn for this purpose on a last-in, first-out basis (an amount renewed into a new guarantee period under the Benefit Fixed Rate Account will be deemed a new investment for purposes of this last-in, first-out rule); or

   . Transfer all or a portion of your Account Value in the Permitted Sub-accounts pro-rata to the Benefit Fixed Rate Account. The interest that you earn on such transferred amount will be equal to the annual rate that we have set for that day, and we will credit the daily equivalent of that annual interest until the earlier of one year from the date of the transfer or the date that such amount in the Benefit Fixed Rate Account is transferred back to the Permitted Sub-accounts.

If a significant amount of your Account Value is systematically transferred to the Benefit Fixed Rate Account during periods of market declines or low interest rates, less of your Account Value may be available to participate in the investment experience of the Permitted Sub-accounts if there is a subsequent market recovery. Under the reallocation formula that we employ, it is possible that a significant portion of your Account Value may be allocated to the Benefit Fixed Rate Account.

Additional Tax Considerations for Qualified Contracts

If you purchase an annuity as an investment vehicle for "qualified" investments, including an IRA, SEP-IRA, Tax Sheltered Annuity (or 403(b)) or employer plan under Code Section 401(a), the minimum distribution rules under the Code require that you begin receiving periodic amounts from your annuity beginning after age 70 1/2. For a Tax Sheltered Annuity or a 401(a) plan for which the participant is not a greater than 5 percent owner of the employer, this required beginning date can generally be deferred to retirement, if later. Roth IRAs are not subject to these rules during the owner's lifetime. The amount required under the Code may exceed the Highest Daily Annual Income Amount, which will cause us to increase the Highest Daily Annual Income Amount in any Annuity Year that required minimum distributions due from your Annuity that are greater than such amounts. In addition, the amount and duration of payments under the annuity payment and death benefit provisions may be adjusted so that the payments do not trigger any penalty or excise taxes due to tax considerations such as minimum distribution requirements.

2. CHANGE TO THE CDSC SCHEDULE WITH RESPECT TO XT6

A. The list of the "CONTINGENT DEFERRED SALES CHARGES FOR EACH ANNUITY" in the "Summary of Contract Fees and Charges" section of the Prospectus is changed to include the following heading above the XT6 table:

For Annuities issued prior to November 20, 2006, the following schedule applies:

The following has been added below the XT6 table:

     For Annuities issued on or after November 20, 2006, (subject to state availability), the following schedule applies*:

                                      XT6
       -----------------------------------------------------------------
       Yr.1 Yr.2 Yr.3 Yr. 4 Yr. 5 Yr. 6 Yr. 7 Yr. 8 Yr. 9 Yr. 10 Yr. 11+
       ---- ---- ---- ----- ----- ----- ----- ----- ----- ------ -------
       9.0% 9.0% 8.0% 7.0%  6.0%  5.0%  4.0%  3.0%  2.0%   1.0%   0.0%
--------
* In jurisdictions that have not yet approved this schedule, the schedule for Annuities issued prior to November 20, 2006 will apply.

B. Under the "Expense Examples" section of the Prospectus, we add a parenthetical after XT6 stating "(CDSC schedule for Annuities issued before November 20, 2006)". In addition, we add a new line item as follows:

                                        IF YOU SURRENDER YOUR ANNUITY     IF YOU ANNUITIZE YOUR ANNUITY
                                        AT THE END OF THE APPLICABLE      AT THE END OF THE APPLICABLE   IF YOU DO NOT SURRENDER
                                                  TIME PERIOD:                    TIME PERIOD:                YOUR ANNUITY:
                                        -----------------------------     ----------------------------- -------------------------
XT6 (CDSC schedule for Annuities issued
  on or after November 20, 2006)        --       --       --      --      N/A   N/A   $3,026   $5,929   $615 $1,831 $3,026 $5,929

(additional expense example numbers to be provided in subsequent post-effective amendment)

C. We revise Appendix F of the Prospectus entitled "Selecting the Variable Annuity That's Right for You" as follows:

For XTra Credit SIX, we revise the entry entitled "Withdrawal Charge Schedule" as follows: (9%,9%,8%,7%,6%,5%,4%,3%,2%,1% for Annuities issued on or after November 20, 2006), and (9%, 9%, 8.5%, 8%, 7%, 6%, 5%, 4%, 3% 2% for Annuities
issued prior to November 20, 2006).

The 0 percent and 6 percent Gross Rate of Return columns for Xtra Credit SIX assume the CDSC applicable to such Annuities sold prior to November 20, 2006. In addition to those hypothetical values, we add these values, for Xtra Credit SIX Annuities sold on or after November 20, 2006, which are subject to a different CDSC schedule:

0% Gross Rate of Return

         APEX II            ASAP III       Xtra Credit SIX         ASL II
    ------------------ ------------------ ------------------ ------------------
    Contract Surrender Contract Surrender Contract Surrender Contract Surrender
Yr   Value     Value    Value     Value    Value     Value    Value     Value
--  -------- --------- -------- --------- -------- --------- -------- ---------
1    96,942   88,442    97,335   88,835                       96,942   96,942
2    93,936   85,936    94,700   87,700                       93,936   93,936
3    91,021   84,021    92,136   85,636                       91,021   91,021
4    88,197   82,197    89,640   83,640                       88,197   88,197
5    85,458   85,458    87,211   82,211                       85,458   85,458
6    85,470   85,470    85,333   81,333                       82,804   82,804
7    82,815   82,815    83,019   80,019                       80,231   80,231
8    80,242   80,242    80,767   78,767                       77,737   77,737
9    77,748   77,748    79,051   79,051                       75,320   75,320
10   75,330   75,330    77,371   77,371                       72,976   72,976
11   72,986   72,986    75,727   75,727                       70,705   70,705
12   70,714   70,714    74,117   74,117                       68,503   68,503
13   68,512   68,512    72,541   72,541                       66,368   66,368
14   66,377   66,377    70,998   70,998                        64299   64,299
15   64,308   64,308    69,486   69,486                       62,294   62,294
16   62,302   62,302    68,006   68,006                       60,350   60,350
17   60,358   60,358    66,557   66,557                       58,465   58,465
18   58,473   58,473    65,138   65,138                       56,639   56,639
19   56,647   56,647    63,748   63,748                       54,868   54,868
20   54,876   54,876    62,387   62,387                       53,152   53,152
21   53,159   53,159    61,055   61,055                       51,488   51,488
22   51,495   51,495    59,751   59,751                       49,876   49,876
23   49,882   49,882    58,473   58,473                       48,312   48,312
24   48,319   48,319    57,222   57,222                       46,797   46,797
25   46,803   46,803    55,997   55,997                       45,328   45,328

Assumptions:
a. $100,000 initial investment
b. Fund Expenses = 1.44%
c. No optional death benefits or living benefits elected
d. Annuity was issued on or after November 20, 2006
e. Surrender value assumes surrender 2 days before policy anniversary

6% Gross Rate of Return

         APEX II            ASAP III       Xtra Credit SIX         ASL II
    ------------------ ------------------ ------------------ ------------------
    Contract Surrender Contract Surrender Contract Surrender Contract Surrender
Yr   Value     Value    Value     Value    Value     Value    Value     Value
--  -------- --------- -------- --------- -------- --------- -------- ---------
1   102,742    94,242  103,159    94,659                     102,742   102,742
2   105,567    97,567  106,427    99,427                     105,567   105,567
3   108,470   101,470  109,798   103,298                     108,470   108,470
4   111,453   105,453  113,276   107,276                     111,453   111,453
5   114,518   114,518  116,864   111,864                     114,518   114,518
6   120,492   120,492  121,082   117,082                     117,667   117,667
7   123,805   123,805  124,917   121,917                     120,902   120,902
8   127,210   127,210  128,874   126,874                     124,227   124,227
9   130,708   130,708  133,762   133,762                     127,643   127,643
10  134,302   134,302  138,838   138,838                     131,153   131,153
11  137,995   137,995  144,106   144,106                     134,759   134,759
12  141,789   141,789  149,574   149,574                     138,465    138465
13  145,688   145,688  155,250   155,250                     142,272   142,272
14  149,694   149,694  161,141   161,141                     146,184   146,184
15  153,811   153,811  167,255   167,255                     150,204   150,204
16  158,040   158,040  173,602   173,602                     154,334   154,334
17  162,386   162,386  180,189   180,189                     158,578   158,578
18  166,851   166,851  187,027   187,027                     162,939   162,939
19  171,439   171,439  194,123   194,123                     167,419   167,419
20  176,153   176,153  201,489   201,489                     172,023   172,023
21  180,997   180,997  209,135   209,135                     176,753   176,753
22  185,974   185,974  217,071   217,071                     181,613   181,613
23  191,088   191,088  225,307   225,307                     186,607   186,607
24  196,343   196,343  233,857   233,857                     191,739   191,739
25  201,742   201,742  242,730   242,730                     197,011   197,011

Assumptions:
a. $100,000 initial investment
b. Fund Expenses = 1.44%
c. No optional death benefits or living benefits elected
d. Annuity was issued on or after November 20, 2006
e. Surrender value assumes surrender 2 days before policy anniversary

      (new numbers to be provided in subsequent post-effective amendment)

Finally, we replace each table that depicts the days in which each annuity product would have the highest surrender value with the following:

      (new numbers to be provided in subsequent post-effective amendment)

                                  SIGNATURES

   As required by the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Registration Statement to be signed on its behalf, in the Town of Shelton and State of Connecticut, on this 21st day of July, 2006.

AMERICAN SKANDIA LIFE
ASSURANCE CORPORATION
VARIABLE ACCOUNT B
Registrant

By: American Skandia Life
    Assurance Corporation


By:     /s/  LAURA KEALEY
    --------------------------
          Laura Kealey,
    Vice President, Corporate
             Counsel

AMERICAN SKANDIA LIFE
ASSURANCECORPORATION
Depositor


By:     /s/  LAURA KEALEY
    --------------------------
          Laura Kealey,
    Vice President, Corporate
             Counsel

As required by the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the date indicated.

          Signature                        Title                   Date
          ---------                        -----                   ----

                               (Principal Executive Officer)

      DAVID R. ODENATH*         Chief Executive Officer and    July 21, 2006
-----------------------------            President
      David R. Odenath

                               (Principal Financial Officer
                                 and Principal Accounting
                                         Officer)

        MICHAEL BOHM*          Executive Vice President and    July 21, 2006
-----------------------------     Chief Financial Officer
        Michael Bohm

                                   (Board of Directors)

        JAMES AVERY*                    HELEN GALT*
-----------------------------  ---------------------------
         James Avery                    Helen Galt

       RONALD JOELSON*               DAVID R. ODENATH*        ANDREW J. MAKO*
-----------------------------  ---------------------------    ---------------
       Ronald Joelson                David R. Odenath         Andrew J. Mako

                                     BERNARD J. JACOB*
                               ---------------------------
                                     Bernard J. Jacob


By:       /s/  LAURA KEALEY
    ------------------------------
            Laura Kealey

* Executed by Laura Kealey on behalf of those indicated pursuant to Power of Attorney